UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2015

ONEIDA FINANCIAL CORP.
(Exact Name of Registrant as Specified in its charter)

Maryland	001-34813	80-0632920
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

182 Main Street, Oneida, New York 13421-1676
(Address of Principal Executive Offices)

(315) 363-2000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On June 9, 2015, Oneida Financial Corp. (“Oneida Financial”), Community Bank System, Inc. (“Community Bank System”), and the other defendants entered into a memorandum of understanding (the “MOU”) with plaintiffs regarding the settlement of putative class action lawsuits captioned Paul Parshall v. Richard B. Myers, et al (Index No. CA2015-000577), pending before the New York Supreme Court, Oneida County; John Solak v. Richard B. Myers, et al (Index No. CA2015-000684), pending before the New York Supreme Court, Oneida County; and Linda Colvin v. Oneida Financial Corp., et al, pending before the Circuit Court for Baltimore City, Maryland (collectively, the “Actions”).

The Actions relate to the Agreement and Plan of Merger, dated as of February 24, 2015, by and between Oneida Financial and Community Bank System, pursuant to which Oneida Financial will merge with and into Community Bank System.  Pursuant to the MOU, Oneida Financial has agreed to make available additional information to Oneida Financial stockholders.  The additional information is contained in the supplement (the “Supplement”) to the Proxy Statement/Prospectus of Oneida Financial and Community Bank System dated May 6, 2015 (the “Proxy Statement/Prospectus”), which is attached as Exhibit 99.1 hereto.  The Supplement should be read in conjunction with the Proxy Statement/Prospectus and the documents incorporated by reference therein.

Oneida Financial, Community Bank System and the other defendants deny all of the allegations made by the plaintiffs in the Actions and believe the disclosures in the Proxy Statement/Prospectus are adequate under the law.  Nevertheless, Oneida Financial, Community Bank System and the other defendants have agreed to settle the Actions in order to avoid the costs, disruption, and distraction of further litigation.

On June 10, 2015, Oneida Financial and Community Bank System issued a joint press release relating to a change in the anticipated closing date of the merger, the extension of the election deadline regarding the form of merger consideration that is currently underway, and the above described settlement.  A copy of the press release is attached hereto as Exhibit 99.2.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving Oneida Financial’s and Community Bank System’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections.

In addition to risk factors previously disclosed in Oneida Financial’s and Community Bank System’s reports filed with the U.S. Securities and Exchange Commission and those identified elsewhere in this Current Report on Form 8-K, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: the ability to obtain, or delays in obtaining, regulatory approvals and to meet other closing conditions to the merger, including approval by Oneida Financial’s stockholders; delay in closing the merger; business disruption following the merger; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with the proposed merger; changes in asset quality and credit risk; changes in interest rates and capital markets; and changes in legislation or regulatory requirements.

Additional Information for Stockholders

In connection with the merger, Community Bank System filed with the SEC on March 30, 2015 a Registration Statement on Form S-4 that includes a Proxy Statement of Oneida Financial and a Prospectus of Community Bank System, as well as other relevant documents concerning the proposed transaction. The S-4 has been declared effective and the Proxy Statement/Prospectus was first mailed to stockholders of Oneida Financial on or about May 12, 2015. Each of Community Bank System and Oneida Financial may file other relevant documents concerning the proposed transaction. Stockholders of Oneida Financial are urged to read the Registration Statement and Proxy Statement/Prospectus and the other relevant materials filed with the SEC when they become available because they will contain important information about the proposed transaction.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Community Bank System and Oneida Financial, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Oneida Financial Corp. at http://www.oneidafinancial.com/ under the heading “Investor Relations” and then “Documents” or from Community Bank System, Inc. by accessing its website at www.communitybankna.com under the heading of “Investor Relations” and then “SEC Filings & Annual Report.”  Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Oneida Financial Corp., 182 Main Street, Oneida, New York 13421, Attention: Investor Relations, Telephone: (315) 363-2000 or to Community Bank System, Inc., 5790 Widewaters Parkway, DeWitt, New York 13214, Attention: Investor Relations, Telephone: (315) 445-2282.

Oneida Financial and Community Bank System and certain of their respective directors and executive officers may be deemed to participate in the solicitation of proxies from the stockholders of Oneida Financial in connection with the proposed merger. Information about the directors and executive officers of Oneida Financial and their ownership of Oneida Financial common stock is set forth in the proxy statement for its 2014 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 25, 2014. Information about the directors and executive officers of Community Bank System and their ownership of Community Bank System common stock is set forth in the proxy statement for its 2015 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 1, 2015. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed merger and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01                 Financial Statements and Exhibits.

(a)	No financial statements of businesses acquired are required.
(b)	No pro forma financial information is required.
(c)	Not applicable.
(d)	Exhibits.

Exhibit No. Description

	99.1	Supplement dated June 10, 2015 to the Proxy Statement/Prospectus filed with the Securities and Exchange Commission on May 6, 2015.
	99.2	Press Release dated June 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEIDA FINANCIAL CORP.

DATE: June 10, 2015	By: /s/ Eric E. Stickels
Eric E. Stickels
President and Chief Operating Officer